               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K



       Current Report Pursuant to Section 13 or 15 (d) of
                   The Securities Act of 1934


 Date of Report (Date of earliest event reported) July 28, 1997
                                                  -------------


                       STACEY'S BUFFET, INC.
      ----------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


                             FLORIDA
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         (State or Other Jurisdiction of Incorporation)



    000-16791                          59-2736736
 ----------------------      -------------------------------
(Commission File Number)    (IRS Employer Identification No.)


   801 West Bay Drive, Suite #704, Largo, Florida        33770
   ----------------------------------------------       --------
      (Address of Principal Executive Offices)         (Zip Code)



                         (813) 581-4492
       --------------------------------------------------
      (Registrant's Telephone Number, Including Area Code)



   -----------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

             INFORMATION TO BE INCLUDED IN FORM 8-K



Item 1.           Change in Control of Registrant.

                       Not Applicable.


Item 2.           Acquisition or Disposition of Assets.

                       Not Applicable.


Item 3.           Bankruptcy or Receivership.

                       Not Applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

                       Not Applicable.


Item 5.           Other Events.


                       See the press release dated July 28, 1997 attached as EXHIBIT "EX-99 Press Release 7/28/97" that describes the letter of intent to form a strategic alliance.


Item 6.           Resignation of Registrant's Directors.

                       Not Applicable.


Item 7.           Financial Statements and Exhibits.

                       Not Applicable.


Item 8.           Change in Fiscal Year.

                       Not Applicable.

                           SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                       Stacey's Buffet, Inc., a Florida Corporation






Date: July 28, 1997                  /s/ Daniel J. Sullivan
                                     ------------------------
                                      Daniel J. Sullivan
                                      Chief Financial Officer